Income Taxes	6 Months Ended
Jun. 30, 2016
Income Tax Disclosure [Abstract]
Income Taxes

Note 6. Income Taxes

The Company had negative effective tax rate of 15.1% for the three-month periods ended June 30, 2016 compared to effective tax rate of 32.3% for the three-month periods ended June 30, 2015, and negative effective tax rate of 12.8% for the six-month periods ended June 30, 2016 compared to effective tax rate of 7.9% for the six-month periods ended June 30, 2015. The Company’s effective tax rate has varied due to changes in the mix of taxable income and loss between Israel and the U.S., driven by no tax benefit being recorded for its U.S. subsidiaries tax losses for the three-month and six-month periods ended June 30, 2016.

The Company’s effective tax rate for the three and six months ended June 30, 2015 was impacted by goodwill impairment of $150.4 million associated with the Makerbot reporting unit which was non-tax deductible. In addition, the impairment of MakerBot intangible assets resulted in a reversal of related deferred tax liabilities amounting to $17.2 million. As a result, the Company recorded a valuation allowance in a corresponding amount of $17.2 million against deferred tax assets in respect of net operating losses as it was more likely than not that those deferred tax assets will not be realized in the near-term.

The Company will continue to monitor whether the realization of its deferred tax assets is more likely than not.